UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Peter V. Bonanno, Esq.	Copies to:
Goldman, Sachs & Co.	Jack W. Murphy, Esq.
One New York Plaza	Dechert LLP
New York, New York 10004	1775 I Street, N.W.
Washington, DC 20006

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: August 31

Date of reporting period: August 31, 2008

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Goldman Sachs Funds

Annual Report	August 31, 2008

Global Tax-Aware Equity Portfolios
Enhanced Dividend Global Equity Portfolio
Tax-Advantaged Global Equity Portfolio

Goldman Sachs Global Tax-Aware Equity Portfolios

■	ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

■	TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

TABLE OF CONTENTS

Principal Investment Strategies and Risks	1
Letters to Shareholders and Performance Summaries	2
Schedules of Investments	10
Financial Statements	12
Notes to the Financial Statements	15
Financial Highlights	24
Report of Independent Registered Public Accounting Firm	28
Other Information	29

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Principal Investment Strategies and Risks

This is not a complete list of risks that may affect the Portfolios. For additional information concerning the risks applicable to the Portfolios, please see the Portfolios’ Prospectuses.

The Enhanced Dividend Global Equity Portfolio invests primarily in affiliated domestic and international equity and fixed income funds (“Underlying Funds”). The Portfolio is intended for investors who want current income. The Portfolio invests primarily in underlying equity funds and equity securities with a blend of domestic large cap, small cap and international exposure, and expects to invest a relatively significant percentage of this equity allocation in the Goldman Sachs U.S. Equity Dividend and Premium and Goldman Sachs International Equity Dividend and Premium Funds, which have an emphasis on dividend paying stocks. In addition, the Portfolio invests a small strategic allocation in U.S. investment grade bonds, which may consist of an investment in the Goldman Sachs Core Fixed Income Fund or other fixed income securities. The Portfolio is subject to the risk factors of each underlying fund and the securities that it holds, including prepayment, credit, liquidity and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets; and political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests in stocks and bonds. The Portfolio may also invest in securities and other financial instruments, including derivatives (such as swaps and futures contracts), which may be denominated in currencies other than the U.S. dollar. Derivatives instruments may be illiquid, difficult to price and leveraged, so that small changes may produce disproportionate losses to the Portfolio. The Portfolio may also engage in short selling. A short sale transaction involves the sale of a borrowed security to a third party, with the understanding that the security must later be returned to the lender. Short sales involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss.

The Tax-Advantaged Global Equity Portfolio invests primarily in affiliated domestic and international equity and fixed income funds (“Underlying Funds”). The Portfolio is intended for investors who wish to minimize short-term gains and defer long-term gains. The Portfolio seeks to achieve returns primarily in the form of price appreciation and may use different strategies in seeking tax efficiency. No assurance can be offered that the Portfolio’s tax-managed strategies will reduce the amount of taxable income and capital gains distributed by the Portfolio to shareholders. The Portfolio invests primarily in underlying equity funds and equity securities with a blend of domestic large cap, small cap and international exposure, and expects to invest a relatively significant percentage of this equity allocation in the Goldman Sachs Structured Tax-Managed Equity and Goldman Sachs Structured International Tax-Managed Equity Funds. In addition, the Portfolio invests a small strategic allocation in U.S. investment grade bonds, which may consist of an investment in the Goldman Sachs Core Fixed Income Fund or other fixed income securities. The Portfolio is subject to the risk factors of each underlying fund and the securities that it holds, including prepayment, credit, liquidity and interest rate risk; the price fluctuations of U.S. government securities in response to changes in interest rates and inflation; the volatility of investments in the markets; and political, economic and currency risks of non-U.S. investments. From time to time, the underlying funds in which the Portfolio invests may change. Because the Portfolio is subject to the underlying fund expenses as well as its own expenses, the cost of investing in the Portfolio may be higher than investing in a mutual fund that only invests directly in stocks and bonds. The Portfolio may also invest in securities and other financial instruments, including derivatives (such as swaps and futures contracts), which may be denominated in currencies other than the U.S. dollar. Derivatives instruments may be illiquid, difficult to price and leveraged, so that small changes may produce disproportionate losses to the Portfolio. The Portfolio may also engage in short selling. A short sale transaction involves the sale of a borrowed security to a third party, with the understanding that the security must later be returned to the lender. Short sales involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss.

PORTFOLIO RESULTS

Enhanced Dividend Global Equity Portfolio

Dear Shareholder,

This report provides an overview of performance for the Goldman Sachs Enhanced Dividend Global Equity Portfolio (the “Portfolio”) for the period from inception on April 30, 2008 through August 31, 2008.

Please note that this reporting period precedes the high degree of market volatility and disruption recently experienced by global financial markets. In the upcoming report for the period ended February 28, 2009, we expect to more completely address the issues — as well as any potential investment opportunities — stemming from turmoil in the credit markets that began in mid-2007.

Our portfolio management team has managed assets through multiple market cycles and changing risk environments. We remain focused on the Portfolio’s investment philosophy, investment process and objective.

Performance Review

Over the period from its inception on April 30, 2008, through August 31, 2008, the Portfolio’s Class A and Institutional Shares generated cumulative total returns, without sales charges, of −7.70% and −7.58%, respectively. These returns compare to the −7.95% cumulative total returns of the Portfolio’s benchmark, the Enhanced Dividend Global Equity (“EDGE”) Composite Index (the “Index”) over the same time period. The Index is comprised of the Lehman Brothers Aggregate Bond Index (10%), the MSCI All Country World Index (ACWI), ex North America (30%) and the Russell 3000 Index (60%).

The Portfolio generated a negative return since its inception through August 31, 2008. This was primarily driven by its equity exposure as the global stock markets weakened during that period. However, the Portfolio outperformed its benchmark due to stock selection among other Goldman Sachs Funds (“Underlying Funds”) it invests in and call writing among the Underlying Funds. The Portfolio’s tactical asset allocation modestly detracted from performance during the reporting period.

Investment Strategy

The investment process involves investing a Portfolio’s assets in the Underlying Funds and other securities with the goal of achieving long-term growth of capital and current income. Under normal conditions, at least 80% of the Portfolio’s total assets will be allocated among Underlying Funds. The Portfolio can also invest directly in other securities, including unaffiliated exchange-traded funds.

The Investment Adviser expects that approximately 80% of the Portfolio’s Total Assets will be held in Underlying Equity Funds and equity securities with a blend of domestic large-cap, small-cap and international exposure to seek capital appreciation. The Investment Adviser expects that the Portfolio will invest a relatively significant percentage of its equity allocation in the Goldman Sachs U.S. Equity Dividend and Premium Fund and Goldman Sachs International Equity Dividend and Premium Fund, which have an emphasis on dividend paying stocks. In addition, under normal conditions, the Portfolio will have a small strategic allocation in U.S. investment grade bonds. This allocation will normally be approximately 10% of the Portfolio’s Total Assets and may consist of an investment in the Goldman Sachs Core Fixed Income Fund or investments in other fixed income securities.

PORTFOLIO RESULTS

Portfolio Positioning and Highlights

The Portfolio seeks long-term growth of capital and current income and looks to provide a diversified global equity portfolio that generates a high level of after-tax cash flow. During the period since the Portfolio’s inception, it maintained a dynamic allocation among the Underlying Funds based on our evolving strategic and tactical views. The two largest allocations were to the following Underlying Funds: the Goldman Sachs U.S. Equity Dividend and Premium Fund and Goldman Sachs International Equity Dividend and Premium Fund, which use index call option writing strategies to seek and generate additional capital gains.

As of August 31, 2008, the Portfolio, through its allocations to the Underlying Funds, had an overweight exposure to developed market equities, including the U.S. large-cap stock market. In contrast, it held an underweight to emerging market equities and the U.S. small-cap market. Among the Portfolio’s exposure to the fixed income markets, through its allocations to the Underlying Funds, the Portfolio held a modest overweight to high yield securities and a slight underweight to investment grade securities.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

September 17, 2008

FUND BASICS

Enhanced Dividend Global Equity Portfolio
as of August 31, 2008

PERFORMANCE REVIEW

	Fund Total Return	EDGE Composite
April 30, 2008-August 31, 2008	(based on NAV)[1]	Index[2]

Class A	-7.70%	-7.95%
Institutional	-7.58	-7.95

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
[2]	The EDGE Composite Index is comprised of the Lehman Brothers Aggregate Bond Index (10%), the MSCI All Country World Index (ACWI), ex North America (30%) and the Russell 3000 Index (60%).

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Since Inception	Inception Date

Class A	N/A	-12.09%	4/30/08
Institutional	N/A	-6.97	4/30/08

[3]	The Standardized Average Annual Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.38%	1.81%
Institutional	0.98	1.41

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund Fees and Expenses. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

FUND WEIGHTING5

Percentage of Net Assets as of 8/31/08

[5]	The percentage shown for each Underlying Fund reflects the value of that Fund as a percentage of the net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

PORTFOLIO RESULTS

Tax-Advantaged Global Equity Portfolio

Dear Shareholder,

This report provides an overview of performance for the Goldman Sachs Tax-Advantaged Global Equity Portfolio (the “Portfolio”) for the period from inception on April 30, 2008 through August 31, 2008.

Please note that this reporting period precedes the high degree of market volatility and disruption recently experienced by global financial markets. In the upcoming report for the period ended February 28, 2009, we expect to more completely address the issues — as well as any potential investment opportunities — stemming from turmoil in the credit markets that began in mid-2007.

Our portfolio management team has managed assets through multiple market cycles and changing risk environments. We remain focused on the Portfolio’s investment philosophy, investment process and objective.

Performance Review

Over the period from its inception on April 30, 2008, through August 31, 2008, the Portfolio’s Class A and Institutional Shares generated cumulative total returns, without sales charges, of −7.40% and −7.30%, respectively. These returns compare to the −7.95% cumulative total returns of the Portfolio’s benchmark, the Tax-Advantaged Global (“TAG”) Composite Index (the “Index”) over the same time period. The Index is comprised of the Lehman Brothers Aggregate Bond Index (10%), the MSCI All Country World Index (ACWI), ex North America (30%) and the Russell 3000 Index (60%).

The Portfolio generated a negative return since its inception through August 31, 2008. This was primarily driven by its equity exposure, as the global stock markets weakened during that period. However, the Portfolio outperformed its benchmark due to stock selection among other Goldman Sachs Funds (“Underlying Funds”) in which it invests and its tactical asset allocation strategy.

Investment Strategy

The investment process involves investing a Portfolio’s assets in the Underlying Funds and other securities with the goal of achieving long-term growth of capital. Under normal conditions, at least 80% of the Portfolio’s total assets at the time of purchase will be allocated among Underlying Funds. The Portfolio can also invest directly in other securities, including unaffiliated exchange-traded funds.

The Investment Adviser expects that approximately 80% of the Portfolio’s Total Assets will be held in Underlying Funds which invest primarily in equity securities; including equity securities with a blend of domestic large-cap, small-cap, and international exposures, to seek capital appreciation. We expect that the Portfolio will invest a relatively significant percentage of its equity allocation in the Goldman Sachs Structured Tax-Managed Equity and Goldman Sachs Structured International Tax-Managed Equity Funds. In addition, under normal conditions, the Portfolio will have a small strategic allocation in U.S. investment grade bonds. This allocation will normally be approximately 10% of the Portfolio’s Total Assets and may consist of an investment in the Goldman Sachs Core Fixed Income Fund or investments in other fixed income securities.

PORTFOLIO RESULTS

Portfolio Positioning and Highlights

The Portfolio seeks long-term growth of capital and looks to provide a diversified global equity portfolio managed in a tax-efficient manner. During the period since the Portfolio’s inception, we used our disciplined quantitative investment process and maintained a dynamic allocation among the Underlying Funds based on our evolving strategic and tactical views. As of August 31, 2008, through its allocations to the Underlying Funds, the Portfolio had an overweight exposure to developed market equities, including the U.S. stock market. In contrast, through its allocations to the Underlying Funds, the Portfolio held an underweight to emerging market equities. Among the Portfolio’s exposure to the fixed income markets, it held a modest overweight to high yield securities and a slight underweight to investment grade securities.

We thank you for your investment and look forward to your continued confidence.

Goldman Sachs Quantitative Equity Investment Team

September 17, 2008

FUND BASICS

Tax-Advantaged Global Equity Portfolio
as of August 31, 2008

PERFORMANCE REVIEW

	Fund Total Return	TAG Composite
April 30, 2008-August 31, 2008	(based on NAV)[1]	Index[2]

Class A	-7.40%	-7.95%
Institutional	-7.30	-7.95

[1]	The net asset value (NAV) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance reflects the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.
[2]	The TAG Composite Index is comprised of the Lehman Brothers Aggregate Bond Index (10%), the MSCI All Country World Index (ACWI), ex-North America (30%) and the Russell 3000 Index (60%). The Index figures do not reflect any deduction of fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

STANDARDIZED AVERAGE ANNUAL TOTAL RETURNS3

For the period ended 6/30/08	One Year	Since Inception	Inception Date

Class A	N/A	-9.92%	4/30/08
Institutional	N/A	-4.60	4/30/08

[3]	The Standardized Average Annual Total Returns are cumulative total returns as of the most recent calendar quarter-end. They assume reinvestment of all distributions at NAV. These returns reflect a maximum initial sales charge of 5.5% for Class A Shares. Because Institutional Shares do not involve a sales charge, such a charge is not applied to their Standardized Total Returns.
Total return figures in the above charts represent past performance and do not indicate future results, which will vary. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our Web site at: www.goldmansachsfunds.com to obtain the most recent month-end returns. Performance reflects expense limitations in effect. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

EXPENSE RATIOS4

	Net Expense Ratio (Current)	Gross Expense Ratio (Before Waivers)

Class A	1.27%	1.72%
Institutional	0.87	1.32

[4]	The expense ratios of the Portfolio, both current (net of applicable fee waivers and/or expense limitations) and before waivers (gross of applicable fee waivers and/or expense limitations), are as set forth above according to the most recent publicly available Prospectuses for the Portfolio and may differ from the expense ratios disclosed in the Financial Highlights in this report due to Underlying Fund Fees and Expenses. Applicable waivers and expense limitations are voluntary and may be modified or terminated at any time at the option of the investment adviser. If this occurs, the expense ratios may change without shareholder approval.

FUND BASICS

FUND WEIGHTING5

Percentage of Net Assets as of 8/31/08

[5]	The percentage shown for each Underlying Fund reflects the value of that Fund as a percentage of the net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Schedule of Investments
August 31, 2008

Shares	Description	Value

Investment Companies (Institutional Shares) – 99.8%

Equity – 89.8%
682,299	Goldman Sachs International Equity Dividend and Premium Fund – 24.2%	$5,895,061
57,396	Goldman Sachs Structured Emerging Markets Equity Fund – 1.8%	438,506
92,451	Goldman Sachs Structured International Small Cap Fund – 2.8%	697,081
83,337	Goldman Sachs Structured Small Cap Equity Fund – 3.9%	954,206
1,471,806	Goldman Sachs U.S. Equity Dividend and Premium Fund – 57.1%	13,908,562

		21,893,416

Fixed Income – 10.0%
213,129	Goldman Sachs Core Fixed Income Fund – 8.0%	1,954,392
70,034	Goldman Sachs High Yield Fund – 2.0%	486,735

		2,441,127

TOTAL INVESTMENT COMPANIES (INSTITUTIONAL SHARES) – 99.8%
(Cost $25,094,777)		$24,334,543

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		40,178

NET ASSETS – 100.0%		$24,374,721

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Schedule of Investments
August 31, 2008

Shares	Description	Value

Investment Companies (Institutional Shares) – 90.7%

Equity – 81.6%
62,704	Goldman Sachs Structured Emerging Markets Equity Fund – 1.6%	$479,056
100,838	Goldman Sachs Structured International Small Cap Fund – 2.6%	760,315
710,526	Goldman Sachs Structured International Tax-Managed Equity Fund – 21.8%	6,366,309
1,573,666	Goldman Sachs Structured Tax-Managed Equity Fund – 55.6%	16,255,970

		23,861,650

Fixed Income – 9.1%
232,259	Goldman Sachs Core Fixed Income Fund – 7.3%	2,129,817
76,361	Goldman Sachs High Yield Fund – 1.8%	530,711

		2,660,528

TOTAL INVESTMENT COMPANIES (INSTITUTIONAL SHARES)
(Cost $27,948,774)		$26,522,178

Principal	Interest	Maturity
Amount	Rate	Date	Value

Short-term Obligation – 0.8%

JPMorgan Chase Euro – Time Deposit
$250,180	1.922%	09/02/08	$250,180
(Cost $250,180)

TOTAL INVESTMENTS – 91.5%
(Cost $28,198,954)			$26,772,358

OTHER ASSETS IN EXCESS OF LIABILITIES – 8.5%			2,473,665

NET ASSETS – 100.0%			$29,246,023

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Assets and Liabilities
August 31, 2008

	Enhanced Dividend	Tax-Advantaged
	Global Equity	Global Equity
	Portfolio	Portfolio

Assets:

Investments in securities, at value (identified cost $25,094,777 and $28,198,954, respectively)	$24,334,543	$26,772,358
Receivables:
Portfolio shares sold	50,000	6,768,202
Reimbursement from adviser	53,136	66,901
Dividends and interest	11,305	12,828
Deferred offering costs	106,857	120,698

Total assets	24,555,841	33,740,987

Liabilities:

Payables:
Portfolio shares redeemed	—	4,034,880
Investment securities purchased	11,087	262,671
Amounts owed to affiliates	4,735	9,912
Accrued expenses and other liabilities	165,298	187,501

Total liabilities	181,120	4,494,964

Net Assets:

Paid-in capital	25,278,668	30,954,251
Accumulated undistributed net investment income	—	13,869
Accumulated net realized loss from investment transactions	(143,713)	(295,501)
Net unrealized loss on investments	(760,234)	(1,426,596)

NET ASSETS	$24,374,721	$29,246,023

Net Assets:
Class A	$4,042,979	$20,709,631
Institutional	20,331,742	8,536,392

Total Net Assets	$24,374,721	$29,246,023

Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	443,462	2,238,589
Institutional	2,226,337	920,624

Net asset value, offering and redemption price per share:(a)
Class A	$9.12	$9.25
Institutional	9.13	9.27

(a)	Maximum public offering price per share (NAV per share multiplied by 1.0582) for Class A Shares of the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolio is $9.65 and $9.79, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Operations
For the Period Ended August 31, 2008(a)

	Enhanced Dividend	Tax-Advantaged
	Global Equity	Global Equity
	Portfolio	Portfolio

Investment income:

Dividends from Underlying Funds	$102,895	$33,087
Interest	469	2,005

Total investment income	103,364	35,092

Expenses:

Amortization of offering costs	54,751	62,040
Professional fees	40,049	40,049
Printing fees	36,929	39,967
Registration fees	13,601	16,701
Management fees	6,789	9,621
Trustee fees	4,574	4,574
Custody and accounting fees	2,933	2,835
Transfer Agent fees(b)	2,443	7,127
Distribution and Service fees — Class A	1,054	7,601
Other	5,534	6,002

Total expenses	168,657	196,517

Less — expense reductions	(157,731)	(171,264)

Net expenses	10,926	25,253

NET INVESTMENT INCOME	92,438	9,839

Realized and unrealized loss from investment transactions:

Net realized loss from investment transactions — affiliated issuers	(143,534)	(257,713)
Net realized loss from investment transactions — unaffiliated issuers	—	(37,788)
Net unrealized loss on investments	(760,234)	(1,426,596)

Net realized and unrealized loss from investment transactions	(903,768)	(1,722,097)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(811,330)	$(1,712,258)

(a)	Both Portfolios commenced operations on April 30, 2008.
(b)	Class A and Institutional had Transfer Agent fees of $801 and $1,642 for the Enhanced Dividend Global Equity Portfolio and $5,777 and $1,350 for the Tax-Advantaged Global Equity Portfolio, respectively.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statements of Changes in Net Assets
For the Period Ended August 31, 2008(a)

	Enhanced Dividend	Tax-Advantaged
	Global Equity	Global Equity
	Portfolio	Portfolio

From operations:

Net investment income	$92,438	$9,839
Net realized loss from investment transactions	(143,534)	(295,501)
Net unrealized loss on investments	(760,234)	(1,426,596)

Net decrease in net assets resulting from operations	(811,330)	(1,712,258)

Distributions to shareholders:

From net investment income
Class A Shares	(5,280)	—
Institutional Shares	(87,854)	—
From Capital
Class A Shares	(1,604)	—
Institutional Shares	(26,683)	—

Total distributions to shareholders	(121,421)	—

From share transactions:

Net proceeds from sales of shares	35,066,778	42,972,865
Reinvestment of dividends and distributions	23,841	—
Cost of shares redeemed	(9,783,147)	(12,014,584)

Net increase in net assets resulting from share transactions	25,307,472	30,958,281

TOTAL INCREASE	24,374,721	29,246,023

Net assets:

Beginning of period	—	—

End of period	$24,374,721	$29,246,023

Accumulated undistributed net investment income	$—	$13,869

(a)	Both Portfolios commenced operations on April 30, 2008.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements
August 31, 2008

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following are Goldman Sachs Portfolios included in this report (collectively, the “Portfolios” or individually a “Portfolio”), which commenced operations on April 30, 2008, the share classes offered by each Portfolio and their diversification status under the Act:

	Share Classes	Diversified/
Portfolio	Offered	Non-diversified

Enhanced Dividend Global Equity and Tax-Advantaged Global Equity	A and Institutional Shares	Diversified

Class A Shares of the Portfolios are sold with a front-end sales charge of up to 5.50%. Institutional Shares of the Portfolios are not subject to a sales charge. Goldman, Sachs & Co. (“Goldman Sachs”) serves as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, receives such sales charges and may retain a portion of such sales charges.
Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs, serves as investment adviser pursuant to a Management Agreement (the “Agreement”) with the Trust on behalf of the Portfolios.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies consistently followed by the Portfolios. The preparation of financial statements in conformity with Accounting Principles Generally Accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that may affect amounts. Actual results could differ from those estimates.

A. Investment Valuation — The investment valuation policy of the Portfolios as well as the Underlying Funds is to value investments at market value. Each Portfolio invests in a combination of underlying mutual funds (the “Underlying Funds”) for which GSAM or Goldman Sachs Asset Management International (“GSAMI”), affiliates of Goldman Sachs, acts as investment advisers. Investments in the Underlying Funds are valued at the net asset value per share (“NAV”) of the Institutional Share class of each Underlying Fund on the day of valuation. Because each Portfolio invests primarily in other mutual funds, which fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. The Underlying Funds may invest in debt securities which, if market quotations are readily available, are valued on the basis of quotations furnished by an independent pricing service or provided by securities dealers. The pricing services may use valuation models or matrix pricing, which considers yield or price with respect to comparable bonds, quotations from bond dealers or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, to determine current value. If accurate quotations are not readily available, or if GSAM or GSAMI believes that such quotations do not accurately reflect fair value, the fair value of the Underlying Funds’ investments may be determined based on yield equivalents, a pricing matrix or other sources, under valuation procedures established by the Board of Trustees. The Underlying Funds may invest in equity securities and investment companies. Investments in equity securities and investment companies traded on a U.S. securities exchange or the NASDAQ system are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. Investments in equity securities and investment companies traded on a foreign securities exchange for which an independent fair value service cannot provide a quote are valued daily at their last sale price or official closing price on the principal exchange on which they are traded. If no sale occurs, such securities and investment companies are valued at the last bid price for long positions and at the last ask price for short positions. Unlisted equity securities in the Underlying Funds for which market quotations are available are valued at the last sale price on valuation date, or if no sale occurs, at the last bid price. In the absence of market quotations, broker quotes will be utilized or the security will be fair valued. Investments in investment companies (other than those that are exchange traded) by the Underlying Funds are valued at the NAV on the valuation date. Short-term debt obligations maturing in sixty days or less are valued at amortized cost, which approximates market value. Securities in the Underlying Funds for

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2008

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

which market quotations are not readily available or are deemed not to reflect market value by GSAM or GSAMI are valued at fair value using methods approved by the Board of Trustees.
The Underlying Funds may also invest in equity securities traded on a foreign securities exchange that are valued daily at fair value determined by an independent fair value service (if available) under valuation procedures approved by the Board of Trustees consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the U.S. securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchanges. While the independent service may not take into account market or security specific information, under the valuation procedures, these securities might also be fair valued by GSAM or GSAMI by taking into consideration market or security specific information as discussed below.
GSAM or GSAMI, consistent with its procedures and applicable regulatory guidance, may determine to make an adjustment to the previous closing prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining an Underlying Fund’s NAV. Significant events that could affect a large number of securities in a particular market may include, but are not limited to: situations relating to one or more single issuers in a market sector; significant fluctuations in U.S. or foreign markets; market dislocations; market disruptions or market closings; equipment failures; natural or man-made disasters or acts of God; armed conflicts; government actions or other developments; as well as the same or similar events which may affect specific issuers or the securities markets even though not tied directly to the securities markets. Other significant events that could relate to a single issuer may include, but are not limited to: corporate actions such as reorganizations, mergers and buy-outs; corporate announcements, including those relating to earnings, products and regulatory news; significant litigation; low trading volume; and trading limits or suspensions.

B. Security Transactions and Investment Income — Purchases and sales of the Underlying Funds are reflected for financial reporting purposes as of the trade date. Realized gains and losses on sales of the Underlying Funds are calculated on the identified cost basis. Dividend income and capital gains distributions from the Underlying Funds are recognized on the ex-dividend date. Interest income is recorded on the basis of interest accrued, premium amortized and discount accreted.
Net investment income (other than class-specific expenses) and unrealized and realized gains or losses are allocated daily to each class of shares of the respective Portfolio based upon the relative proportion of net assets of each class.

C. Expenses — Expenses incurred by the Trust that do not specifically relate to an individual Portfolio of the Trust are allocated to the Portfolios based on a straight-line and/or “pro-rata” basis depending upon the nature of the expense. Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D. Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, no federal tax provisions are required. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

	Income Distributions	Capital Gains Distributions
Portfolio	Declared and Paid	Declared and Paid

Enhanced Dividend Global Equity	Quarterly	Annually

Tax-Advantaged Global Equity	Annually	Annually

Net capital losses are carried forward to future years and may be used to the extent allowed by the Code to offset any future capital gains. Utilization of capital loss carryforwards will reduce the requirement of future capital gain distributions.
The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with Federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from net investment income, net realized gain or capital.
GSAM has reviewed the tax positions for the Portfolios under Financial Accounting Standards Board (“FASB”) Interpretation No. 48, “Accounting for Uncertainty in Income Taxes” (“FIN 48”) for the open tax year (tax year ended August 31, 2008) and determined that the application of FIN 48 did not have a material impact on the Portfolios’ financial statements. FIN 48 establishes financial accounting and disclosure requirements for recognition and measurement of tax positions taken or expected to be taken on a U.S. income tax return.

E. Offering Costs — Offering costs paid in connection with the offering of shares of the Portfolios are amortized on a straight-line basis over 12 months from the date of commencement of operations.

3. AGREEMENTS

A. Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Board of Trustees.
As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administering the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a fee (“Management Fee”) computed daily and payable monthly, equal to an annual percentage rate of 0.15% of each Portfolio’s average daily net assets.

B. Distribution Agreement and Service Plans — The Trust, on behalf of each Portfolio, has adopted Distribution and Service Plans (the “Plans”). Under the Plans, Goldman Sachs and/or authorized dealers are entitled to a monthly fee for distribution services equal to, on an annual basis, 0.25% of each Portfolio’s average daily net assets attributable to Class A
Shares. With respect to Class A, the distributor at its discretion may use compensation for distribution services paid under the Plans to compensate service organizations for personal and account maintenance services and expenses so long as such total compensation under the Plans does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.
Goldman Sachs may retain a portion of the Class A sales load. During the period ended August 31, 2008, Goldman Sachs did not retain a portion of the Class A sales load.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2008

3. AGREEMENTS (continued)

C. Transfer Agency Agreement — Goldman Sachs also serves as the Transfer Agent of the Portfolios for a fee pursuant to a Transfer Agency Agreement. The fees charged for such transfer agency services are calculated daily and payable monthly at an annual rate as follows: 0.19% of the average daily net assets for Class A Shares and 0.04% of the average daily net assets for Institutional Shares.

D. Other Agreements — GSAM has voluntarily agreed to limit certain “Other Expenses” of the Portfolios (excluding Management fees, Distribution and Service fees, Transfer Agent fees and expenses, taxes, interest, brokerage fees and litigation, indemnification, shareholder meetings and other extraordinary expenses, exclusive of any custody and transfer agent fee credit reductions) to the extent such expenses exceed, on an annual basis, 0.014% of each Portfolio’s average daily net assets. Such expense reimbursements, if any, are computed daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any.
For the period ended August 31, 2008, GSAM has voluntarily agreed to reimburse certain other expenses. These expense reductions were approximately $158,000 and $171,000 for the Enhanced Dividend Global Equity and Tax-Advantaged Global Equity Portfolios, respectively.
As of August 31, 2008, the amounts owed to affiliates of the Portfolios were as follows (in thousands):

		Distribution
	Management	and Service	Transfer
Portfolio	Fees	Fees	Agent Fees	Total

Enhanced Dividend Global Equity	$3	$1	$1	$5

Tax-Advantaged Global Equity	3	4	3	10

4. FAIR VALUE OF INVESTMENTS

For the period ended August 31, 2008, the Portfolios adopted FASB Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). FAS 157 establishes fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy under FAS 157 are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which all significant inputs are observable, either directly or indirectly;

Level 3 — Prices or valuations that require inputs that are both significant to the fair value measurement and unobservable.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

4. FAIR VALUE OF INVESTMENTS (continued)

As required by FAS 157, assets and liabilities are classified in their entirety based on the lowest level of input that is significant to the fair value measurement. The following is a summary of the levels within the fair value hierarchy in which the Portfolios invest. All amounts in the following table reflect Investments in Securities Long-Assets:

	Enhanced Dividend	Tax-Advantaged
Level	Global Equity	Global Equity

Level 1	$24,334,543	$26,522,178

Level 2	—	250,180

Level 3	—	—

Total	$24,334,543	$26,772,358

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales of the Underlying Funds and other securities for the period ended August 31, 2008, were as follows:

		Sales and
Portfolio	Purchases	Maturities

Enhanced Dividend Global Equity	$26,439,285	$1,200,974

Tax-Advantaged Global Equity	30,941,071	2,696,796

6. TAX INFORMATION

The tax character of distributions paid during the fiscal period ended August 31, 2008 was as follows:

	Enhanced Dividend	Tax-Advantaged
	Global Equity	Global Equity

Distributions paid from:
Ordinary income	$93,134	$—

Total taxable distributions	$93,134	—

Tax return of capital distributions	$28,287	—

As of August 31, 2008, the components of accumulated earnings (losses) on a tax basis were as follows:

	Enhanced Dividend	Tax-Advantaged
	Global Equity	Global Equity

Undistributed ordinary income — net	$—	$13,869

Timing differences (post October losses)	—	(53,847)
Unrealized losses — net	(903,947)	(1,668,250)

Total accumulated losses — net	$(903,947)	$(1,708,228)

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2008

6. TAX INFORMATION (continued)

At August 31, 2008, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Enhanced Dividend	Tax-Advantaged
	Global Equity	Global Equity

Tax cost	$25,238,490	$28,440,608

Gross unrealized gain	45,269	—
Gross unrealized loss	(949,216)	(1,668,250)

Net unrealized security loss	$(903,947)	$(1,668,250)

The difference between book-basis and tax-basis unrealized gains (losses) is attributable to wash sales.
In order to present certain components of the Portfolios’ capital accounts on a tax basis, certain reclassifications have been recorded to the Portfolios’ accounts. These reclassifications have no impact on the net asset value of the Portfolios. Reclassifications result primarily from the differing book/tax treatments relating to non-deductible organization costs and dividend redesignations.

			Accumulated
	Paid-in	Accumulated net	undistributed net
Portfolio	Capital	realized loss	investment income

Enhanced Dividend Global Equity	$(517)	$(179)	$696

Tax-Advantaged Global Equity	(4,030)	—	4,030

7. OTHER RISKS

In the normal course of business the Portfolios trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The Portfolios may be exposed to additional credit risk that an institution or other entity with which the Portfolios have unsettled or open transactions will default. The assets, which potentially expose the Portfolios to credit risk, consist principally of cash due from counterparties and investments. The extent of the Portfolios’ exposure to credit risks in respect to these assets approximates their carrying value as recorded in the Portfolios’ Statements of Assets and Liabilities.

The Portfolios invest primarily in a combination of Underlying Funds, and are subject to the risk factors associated with the investment policies of those Underlying Funds in direct proportion to the amount of assets allocated to each.
As of August 31, 2008, the Enhanced Dividend Global Equity Portfolio invested 57.1% and 24.2%, respectively, of its portfolio in the Goldman Sachs U.S. Equity Dividend and Premium Fund (the “U.S. Equity Dividend and Premium Fund”) and the Goldman Sachs International Equity Dividend and Premium Fund (the “International Equity Dividend and Premium Fund”). Because of the high concentration of its assets in these Funds, the Portfolio has greater exposure to the risks associated with these Funds than it does to the risks associated with the other Underlying Funds in which it invests. The U.S. Equity Dividend and Premium Fund invests primarily in dividend-paying equity investments in large-capitalization U.S. equity issuers, with public stock market capitalizations within the range of the market capitalization of the S&P 500 at the time of investment. The Fund expects that, under normal circumstances, it will sell call options on the S&P 500 Index

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

7. OTHER RISKS (continued)

or related exchange-traded funds in an amount that is between 25% and 75% of the value of the Fund’s portfolio. The International Equity Dividend and Premium Fund, which invests primarily in dividend-paying equity investments in companies that are organized outside the United States or whose securities are principally traded outside the United States with public stock market capitalizations within the range of capitalization of the MSCI EAFE Index at the time of investment. The Fund expects that, under normal circumstances, it will sell call options on the MSCI EAFE Index, other national or regional stock market indices or related exchange-traded funds in an amount that is between 25% and 75% of the value of the Fund’s portfolio.
As of August 31, 2008, the Tax-Advantaged Global Equity Fund invested 55.6% and 21.8%, respectively, of its portfolio in the Goldman Sachs Structured Tax-Managed Equity Fund (the “Structured Tax-Managed Equity Fund”) and the Goldman Sachs Structured International Tax-Managed Equity Fund (the “Structured International Tax-Managed Equity Fund”). Because of the high concentration of its assets in these Funds, the Portfolio has greater exposure to the risks associated with these Funds than it does to the risks associated with the other Underlying Funds in which it invests. The Structured Tax-Managed Equity Fund, which invests in a broadly diversified portfolio of equity investments in U.S. issuers, including foreign issuers that are traded in the United States. The Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the Russell 3000 Index. The Structured International Tax-Managed Equity Fund invests primarily in international equity securities. The Fund will seek to maintain risk, style, capitalization and industry characteristics similar to the MSCI EAFE Index. The investment adviser may seek tax-efficiency by offsetting gains and losses, limiting portfolio turnover or selling high tax basis securities for both Funds.

8. OTHER MATTERS

Portfolios’ Shareholder Concentration — The Portfolios do not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Portfolios within their principal investment strategies may represent a significant portion of each Underlying Fund’s net assets. As of August 31, 2008, certain Portfolios were the owners of record of 5% or more of the total outstanding voting shares of the Underlying Funds.

	Enhanced Dividend	Tax-Advantaged
Underlying Funds	Global Equity	Global Equity

Goldman Sachs International Equity Dividend and Premium	30%	—%

Goldman Sachs Structured International Tax-Managed Equity	—	5

Goldman Sachs Structured Tax-Managed Equity	—	6

Goldman Sachs U.S. Equity Dividend and Premium	5	—

As of August 31, 2008, the Enhanced Dividend Global Equity Portfolio, in aggregate, was the owner of record of more than 20% of the total outstanding voting shares of the following:

Underlying Fund	% of shares held

Goldman Sachs International Equity Dividend and Premium	30%

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Notes to Financial Statements (continued)
August 31, 2008

8. OTHER MATTERS (continued)

Indemnifications — Under the Trust’s organizational documents, its Board of Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown; as this would involve future claims that may be against the Portfolios that have not yet occurred. However, the Portfolios believe the risk of loss under these arrangements to be remote.

New Accounting Pronouncements — In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. FAS 161 requires enhanced disclosures about the Portfolios’ derivative and hedging activities. Management is currently evaluating the impact the adoption of FAS 161 will have on the Portfolios’ financial statement disclosures.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

9. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Enhanced Dividend Global Equity Portfolio		Tax-Advantaged Global Equity Portfolio

	For the Period Ended		For the Period Ended
	August 31, 2008(a)		August 31, 2008(a)

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	444,453	$4,075,818	2,527,916	$24,320,638
Reinvestment of dividends and distributions	21	191	—	—
Shares redeemed	(1,012)	(9,190)	(289,327)	(2,694,535)

	443,462	4,066,819	2,238,589	21,626,103

Institutional Shares
Shares sold	3,225,125	30,990,960	1,920,305	18,652,227
Reinvestments of dividends and distributions	2,576	23,650	—	—
Shares redeemed	(1,001,364)	(9,773,957)	(999,681)	(9,320,049)

	2,226,337	21,240,653	920,624	9,332,178

NET INCREASE	2,669,799	$25,307,472	3,159,213	$30,958,281

(a)	Commenced operations on April 30, 2008.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from			Total distributions
	Net asset	investment operations			to shareholders
	value,	Net	Net realized	Total from	From net
	beginning	investment	and unrealized	investment	investment	From	Total
Year - Share Class	of period	income(a)(b)	loss	operations	income	capital	distributions

FOR THE PERIOD ENDED AUGUST 31,

2008 - A (commenced April 30, 2008)	$10.00	$0.03	$(0.80)	$(0.77)	$(0.08)	$(0.03)	$(0.11)
2008 - Institutional (commenced April 30, 2008)	10.00	0.07	(0.83)	(0.76)	(0.08)	(0.03)	(0.11)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)	Annualized.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ENHANCED DIVIDEND GLOBAL EQUITY PORTFOLIO

Ratios assuming no
expense reductions
				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income	total expenses	loss	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(c)	(in 000s)	net assets(d)(e)	net assets(b)(e)	net assets(d)(e)	net assets(b)(e)	rate

$9.12	(7.70)%	$4,043	0.60%	1.00%	4.05%	(2.45)%	9%
9.13	(7.58)	20,332	0.20	2.13	3.65	(1.32)	9

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Financial Highlights
Selected Data for a Share Outstanding Throughout the Period

		Income (loss) from
		investment operations
	Net asset
	value,	Net		Net realized	Total from
	beginning	investment		and unrealized	investment
Year - Share Class	of period	income (loss)(a)(b)		loss	operations

FOR THE PERIOD ENDED AUGUST 31,

2008 - A (commenced April 30, 2008)	$10.00	$—	(f)	$(0.75)	$(0.75)
2008 - Institutional (commenced April 30, 2008)	10.00	0.01		(0.74)	(0.73)

(a)	Calculated based on the average shares outstanding methodology.

(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.

(c)	Assumes investment at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges. Total returns would be reduced if a sales or redemption charge were taken into account. Total returns for periods less than one full year are not annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.

(e)	Annualized.

(f)	Amount is less than $0.005 per share.

The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED GLOBAL EQUITY PORTFOLIO

Ratios assuming no
expense reductions
				Ratio of		Ratio of
		Net assets,	Ratio of	net investment	Ratio of	net investment
Net asset		end of	net expenses	income (loss)	total expenses	loss	Portfolio
value, end	Total	period	to average	to average	to average	to average	turnover
of period	return(c)	(in 000s)	net assets(d)(e)	net assets(b)(e)	net assets(d)(e)	net assets(b)(e)	rate

$9.25	(7.40)%	$20,710	0.60%	(0.05)%	3.25%	(2.70)%	15%
9.27	(7.30)	8,536	0.20	0.33	2.85	(2.32)	15

The accompanying notes are an integral part of these financial statements.

Report of Independent Registered Public
Accounting Firm

To the Board of Trustees and Shareholders of
Goldman Sachs Trust — Goldman Sachs Global Tax-Aware Equity Portfolios:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Goldman Sachs Enhanced Dividend Global Equity Portfolio and Goldman Sachs Tax-Advantaged Global Equity Portfolio (collectively the “Global Tax-Aware Equity Portfolios”), portfolios of Goldman Sachs Trust, at August 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for the period indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Global Tax-Aware Equity Portfolios’ management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at August 31, 2008 by correspondence with the custodian and transfer agent of the underlying funds provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
October 20, 2008

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Fund Expenses (Unaudited) — Period Ended August 31, 2008

As a shareholder of Class A or Institutional Shares of the Portfolios you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments (with respect to Class A Shares), and redemption fees (with respect to Class A and Institutional Shares, if any); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A Shares); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A and Institutional Shares of the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 30, 2008 (commencement of operations) through August 31, 2008.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Enhanced Dividend Global Equity Portfolio				Tax-Advantaged Global Equity Portfolio
				Expenses				Expenses
	Beginning	Ending		Paid for the	Beginning	Ending		Paid for the
	Account Value	Account Value		Period Ended	Account Value	Account Value		Period Ended
Share Class	4/30/08	8/31/08		8/31/08*	4/30/08	8/31/08		8/31/08*
Class A
Actual	$1,000	$923.00		$1.94	$1,000	$926.00		$1.94
Hypothetical 5% return	1,000	1,014.79	+	2.03	1,000	1,014.79	+	2.03

Institutional
Actual	1,000	924.20		0.65	1,000	927.00		0.65
Hypothetical 5% return	1,000	1,016.13	+	0.68	1,000	1,016.13	+	0.68

#	Commenced operations on April 30, 2008.

*	Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the period ended August 31, 2008. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent period; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Institutional

Enhanced Dividend Global Equity	0.60%	0.20%
Tax-Advantaged Global Equity	0.60	0.20

+	Hypothetical expenses are based on the Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background
The Goldman Sachs Tax-Advantaged Global Equity Portfolio and Enhanced Dividend Global Equity Portfolio (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held during the year. In addition, the Board of Trustees determines annually whether to approve and continue the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) with respect to the Portfolios.
The Management Agreement was most recently approved for continuation until June 30, 2009 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 18, 2008 (the “Annual Contract Meeting”).
To assist the Trustees in their deliberations at the Annual Contract Meeting, and in addition to the reviews of the Portfolios’ expenses and other matters discussed at regularly scheduled Board meetings, the Trustees have established a Contract Review Committee (the “Committee”) whose members include all of the Independent Trustees. The Committee held meetings on December 12, 2007, February 6, 2008 and May 21, 2008. At those Committee meetings, the Independent Trustees considered matters relating to the Management Agreement including: (a) the nature and quality of the advisory, administrative and other services provided to the Portfolios by the Investment Adviser and its affiliates; (b) the Portfolios’ management fee arrangements; (c) the Investment Adviser’s undertakings to reimburse certain expenses of the Portfolios that exceed specified levels; (d) potential economies of scale and the level of breakpoints in the fees payable by the underlying funds in which the Portfolios invest (the “Underlying Funds”); (e) the relative expense levels of the Underlying Funds as compared to those of comparable funds; (f) data relating to the Investment Adviser’s profitability with respect to the Trust and the Underlying Funds; (g) the statutory and regulatory requirements applicable to the approval and continuation of mutual fund investment management agreements; (h) recently proposed changes to the expense cap arrangements, and proposed amendments to the management fee schedules of the Underlying Funds to further reduce the fee rates charged on assets of those Funds above specified levels; (i) capacity issues relating to the Underlying Funds; (j) information on the advisory fees charged to institutional accounts by the Investment Adviser; (k) information on the processes followed by a third party mutual fund data provider engaged as part of the Trustees’ contract review (the “Outside Data Provider”) in producing investment performance and expense comparisons for the Underlying Funds; (l) the current pricing and profitability of the Portfolios’ transfer agent; and (m) the nature and quality of the services provided by the Portfolios’ unaffiliated service providers and reports on due diligence conducted by the Investment Adviser with respect to unaffiliated service providers.
At the Annual Contract Meeting, the Trustees reviewed the matters that were considered at the Committee meetings and also considered additional matters including: (a) the quality of the Investment Adviser’s services; (b) the structure, staff and capabilities of the Investment Adviser and its portfolio management teams; (c) the groups within the Investment Adviser that support the portfolio management teams, including the legal and compliance departments, the credit department, the fund controllers group, the tax group, the product services group, the valuation oversight group, the risk management and analysis group, the business planning team and the technology group; (d) the Investment Adviser’s business continuity and disaster recovery planning; (e) the Investment Adviser’s financial resources and its ability to hire and retain talented personnel; (f) the fees received by the Investment Adviser’s affiliates from the Portfolios and the Underlying Funds for transfer agency, securities lending, portfolio brokerage with respect to the Portfolios and certain of the Underlying Funds, distribution and other services; (g) the terms of the Management Agreement and agreements with other service providers entered into by the Trust on behalf of the Portfolios; (h) the administrative services provided under the Management Agreement, including the nature and extent of the Investment Adviser’s oversight of the Portfolios’ other service providers, including the custodian and fund accounting agent; (i) an update on soft dollars and other trading related issues with respect to the Portfolios and certain of the Underlying Funds; and (j) the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest. At the Annual Contract Meeting, the Trustees also considered further the Investment Adviser’s profitability with respect to the Trust and the Underlying Funds, and each Portfolio’s fees and expenses, including existing and proposed breakpoints in the fee rates payable by the Underlying Funds under their respective management agreements, and the expense levels of the Underlying Funds.
In connection with the Committee meetings and the Annual Contract Meeting, the Trustees received written materials and oral presentations on the topics covered, and were advised by their independent legal counsel regarding their responsibilities under applicable law. Also, in conjunction with these meetings, the Trustees attended sessions at which they reviewed information regarding the commission rates paid by the Underlying Funds on brokerage transactions, the

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser’s receipt of research services in connection with those transactions, and the payment of Rule 12b-1 distribution and service fees by the Portfolios. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution and/or servicing of Portfolio shares; portfolio manager ownership of Portfolio shares; portfolio manager compensation, the alignment of the interests of the Portfolios and the portfolio managers and potential conflicts of interest; the number and types of accounts managed by the portfolio managers; and other matters. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.
The presentations made at the Committee meetings and at the Annual Contract Meeting encompassed the Portfolios and other mutual fund portfolios for which the Board of Trustees has responsibility. While the management agreements for all of the Portfolios and the other mutual fund portfolios for which the Trustees have responsibility were considered at the same Annual Contract Meeting, the Trustees separately considered the Management Agreement as it applied to each Portfolio.
In evaluating the Management Agreement at the Annual Contract Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser, its affiliates, their services and the Portfolios. At those meetings the Trustees received materials relating to the Investment Adviser’s investment management and other services provided under the Management Agreement, including: (a) information on the investment performance of the Underlying Funds in comparison to the performance of similar mutual funds and benchmark performance indices; (b) general investment outlooks in the markets in which the Portfolios and the Underlying Funds invest; (c) compliance reports; and (d) expenses borne by the Portfolios and the Underlying Funds. In addition, the Trustees were provided with copies of disclosure materials regarding the Portfolios and their expenses, as well as information on the Portfolios’ competitive universe and discussed the broad range of other investment choices that are available to Portfolio investors.

Nature, Extent and Quality of the Services Provided Under the Management Agreement
As part of their review, the Trustees considered the nature, extent and quality of the services provided by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services, and the other, non-advisory services, that are provided to the Portfolios and the Underlying Funds by the Investment Adviser and its affiliates. These services include services that Goldman, Sachs & Co. (“Goldman Sachs”) provides as the Portfolios’ and the Underlying Funds’ transfer agent and distributor and that Goldman Sachs Agency Lending provides as securities lending agent for the Portfolios and certain of the Underlying Funds. The Trustees concluded that the Investment Adviser was both able to commit substantial financial and other resources to the operations of the Portfolios and had continued to commit those resources in multiple areas including portfolio management, trading, technology, human resources, tax, treasury, legal, compliance, vendor oversight and risk management. The Independent Trustees also believed that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios and the Investment Adviser, including the implementation and enhancement of compliance systems and education and training initiatives.

Investment Performance
The Independent Trustees also considered the investment performance of the Underlying Funds and the Investment Adviser. In this regard, they compared the investment performance of the Underlying Funds to the performance of other similar SEC-registered funds and to rankings and ratings compiled by the Outside Data Provider (similar data with respect to the Portfolios were not available, because they commenced operations on April 30, 2008). The Independent Trustees also reviewed each Underlying Fund’s investment performance relative to its benchmark. This information on each Underlying Fund’s investment performance was provided for the one-, three-, five- and ten-year periods ended December 31, 2007, to the extent that each Underlying Fund had been existence for those periods. The Trustees noted that the Portfolios had each commenced investment operations on April 30, 2008. The Trustees believed that the Portfolios had provided a satisfactory level of performance to investors in light of their investment policies and prevailing market conditions, and that the Investment Adviser’s continued management would benefit each Portfolio and its shareholders.

Costs of Services Provided and Competitive Information
The Independent Trustees considered the contractual fee rates payable by each Portfolio under the Management Agreement. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.
In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Underlying Funds (similar data with respect to the Portfolios were not available, because they commenced operations on April 30, 2008). The analyses provided a comparison of the Underlying Funds’ management fees to relevant peer groups and category universes and an expense analysis which compared each Underlying Fund’s expenses to a peer group and a category universe comparing each Underlying Fund’s expenses to the category averages. The analyses also compared each Underlying Fund’s transfer agency fees, custody and accounting fees, distribution fees, other expenses and waivers/reimbursements to those of peer groups and peer group medians. The Independent Trustees believed that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Underlying Funds.
In addition, the Independent Trustees considered the Investment Adviser’s voluntary undertakings to limit the Portfolios’ “other expenses” ratios and Underlying Fund fees and expense ratios (excluding certain expenses) to certain specified levels. They also considered information that indicated that services provided to the Portfolios differed in various significant respects from the services provided to institutional accounts, which generally required fewer services from the Investment Adviser, were less time-intensive and paid lower fees.
The Independent Trustees noted the competitive nature of the mutual fund marketplace, and that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and have a general expectation that the relationship will continue. They also noted that shareholders may be able to redeem their Portfolio shares if they believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability
The Independent Trustees reviewed the Investment Adviser’s revenues and pre-tax profit margins with respect to the Trust and the Underlying Funds (similar data with respect to the Portfolios were not available because they commenced operations on April 30, 2008). In this regard the Independent Trustees reviewed, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and expense allocation methodologies, as well as the report of an independent registered public accounting firm regarding the mathematical accuracy and conformity to the Investment Adviser’s allocation methodologies of the Investment Adviser’s schedule of revenues and expenses. Profitability data for the Trust and the Underlying Funds were provided for 2007 and 2006 (as applicable), and the Independent Trustees considered this information in relation to the Investment Adviser’s overall profitability. The Independent Trustees considered the Investment Adviser’s revenues and pre-tax profit margins both in absolute terms and in comparison to information on the reported pre-tax profit margins earned by certain other asset management firms.

Economies of Scale
In considering the management fees payable by the Portfolios (which do not have breakpoints) and the fee breakpoints for the Underlying Funds, the Independent Trustees reviewed information regarding the Investment Adviser’s potential economies of scale, and whether the Portfolios and their shareholders were participating in the benefits of those economies. In this regard, the Independent Trustees considered the amount of assets in the Portfolios; the information provided by the Investment Adviser relating to the anticipated costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; and information comparing the fee rates charged by the Investment Adviser with the fee rates charged by other, unaffiliated investment managers to other comparable mutual funds; and the Investment Adviser’s undertakings to limit “other expenses” to certain amounts. Upon reviewing these matters at the Annual Contract Meeting in 2008, the Independent Trustees concluded that although the Portfolios’ advisory fees were not subject to breakpoints, the breakpoints in the fees paid by the Underlying Funds benefited the Portfolios and their shareholders, ensuring that benefits of scalability would be passed along to shareholders, including shareholders of the Portfolios, at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates
The Independent Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationship with the Portfolios and the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Portfolios and the Underlying Funds; (c) soft dollar benefits and research received by the

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Adviser from broker-dealers in exchange for executing transactions on behalf of the Portfolios and certain of the Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Portfolios and the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending, an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the cash collateral invests) for the Portfolios and certain of the Underlying Funds; (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; and (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios.

Other Benefits to the Portfolios and Their Shareholders
The Independent Trustees also noted that the Portfolios receive certain other benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Portfolios and the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) improved servicing from vendors because of the volume of business generated by the Investment Adviser and its affiliates; (c) improved servicing from broker-dealers because of the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorably with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantage received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; and (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios because of the reputation of the Goldman Sachs organization.

New Portfolios
The Trustees noted that the Portfolios commenced operations on April 30, 2008, and that they had also considered, at a meeting held on May 10, 2007, (i) the initial appointment of the Investment Adviser to serve as each Portfolio’s investment adviser, and (ii) the initial approval of the Management Agreement with respect to each of the Portfolios. The Management Agreement was approved and continued with respect to each of the Portfolios on June 13, 2007. At those meetings, the Trustees considered, in addition to the above factors, the Investment Adviser’s ability to provide services to the Portfolios. In this regard, the Trustees noted that, although the Portfolios were new, many of the portfolio personnel who would be providing services to the Portfolios were currently providing services to other investment portfolios of the Trust. The Trustees concluded that the Investment Adviser would be able to provide quality services to the Portfolios. The Trustees considered the Portfolios’ anticipated assets under management and the fee comparisons that had been provided. They noted that the costs to the Investment Adviser in providing its services and the related profitability information would be reviewed periodically by the Trustees. The Trustees also noted the Investment Adviser’s voluntary undertaking to limit each Portfolio’s “other expenses” ratio (excluding certain expenses) to a specified level and considered the Investment Adviser’s potential profitability with respect to each Portfolio at its anticipated asset level.

Conclusion
In connection with their consideration of the Management Agreement, the Independent Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Independent Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels, and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2009.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited)
Independent Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Ashok N. Bakhru Age: 66	Chairman of the Board of Trustees	Since 1991
President, ABN Associates (July 1994-March 1996 and November 1998-Present); Executive Vice President—Finance and Administration and Chief Financial Officer and Director, Coty Inc. (manufacturer of fragrances and cosmetics) (April 1996-November 1998); Director of Arkwright Mutual Insurance Company (1984-1999); Trustee of International House of Philadelphia (program center and residential community for students and professional trainees from the United States and foreign countries) (1989-2004); Member of Cornell University Council (1992-2004 and 2006-Present); Trustee of the Walnut Street Theater (1992-2004 and 2006-Present); Trustee, Scholarship America (1998-2005); Trustee, Institute for Higher Education Policy (2003-Present); Director, Private Equity Investors—III and IV (November 1998-Present), and Equity-Limited Investors II (April 2002-Present); and Chairman, Lenders Service Inc. (provider of mortgage lending services) (2000-2003).

Chairman of the Board of Trustees—Goldman Sachs Mutual Fund Complex.
				96	None

John P. Coblentz, Jr. Age: 67	Trustee	Since 2003	Partner, Deloitte & Touche LLP (June 1975-May 2003); Director, Emerging Markets Group, Ltd. (2004-2006); and Director, Elderhostel, Inc. (2006-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Diana M. Daniels Age: 59	Trustee	Since 2007	Ms. Daniels is retired (since January 2007). Formerly, she was Vice President, General Counsel and Secretary, The Washington Post Company (1991-2006). Ms. Daniels is Chairman of the Executive Committee, Cornell University (2006-Present); Member, Advisory Board, Psychology Without Borders (international humanitarian aid organization) (since 2007), and former Member of the Legal Advisory Board, New York Stock Exchange (2003-2006) and of the Corporate Advisory Board, Standish Mellon Management Advisors (2006-2007). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Patrick T. Harker Age: 49	Trustee	Since 2000	President, University of Delaware (July 2007-Present); Dean and Reliance Professor of Operations and Information Management, The Wharton School, University of Pennsylvania (February 2000-June 2007); Interim and Deputy Dean, The Wharton School, University of Pennsylvania (July 1999-January 2000); and Professor and Chairman of Department of Operations and Information Management, The Wharton School, University of Pennsylvania (July 1997-August 2000). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

Jessica Palmer Age: 59	Trustee	Since 2007	Ms. Palmer is retired (since 2006). Formerly, she was Managing Director, Citigroup Corporate and Investment Banking (previously, Salomon Smith Barney/Salomon Brothers) (1984-2006). Ms. Palmer is a Member of the Board of Trustees of Indian Mountain School (private elementary and secondary school) (2004-Present). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Independent Trustees

Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

Richard P. Strubel Age: 69	Trustee	Since 1987	Director, Cardean Learning Group (provider of educational services via the internet) (2003-Present); President, COO and Director, Cardean Learning Group (1999-2003); Director, Cantilever Technologies, Inc. (a private software company) (1999-2005); Trustee, The University of Chicago (1987-Present); and Managing Director, Tandem Partners, Inc. (management services firm) (1990-1999). Trustee— Goldman Sachs Mutual Fund Complex.	96	Gildan Activewear Inc. (a clothing marketing and manufacturing company); Cardean Learning Group (provider of educational services via the Internet); Northern Mutual Fund Complex (58 Portfolios).

Interested Trustees

				Number of
		Term of		Portfolios in
		Office and		Fund Complex	Other
Name,	Position(s) Held	Length of	Principal Occupation(s)	Overseen by	Directorships
Address and Age[1]	with the Trust	Time Served[2]	During Past 5 Years	Trustee[3]	Held by Trustee[4]

James A. McNamara* Age: 46	President and Trustee	Since 2007	Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998). President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007). Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).	96	None

Alan A. Shuch* Age: 58	Trustee	Since 1990	Advisory Director—GSAM (May 1999-Present); Consultant to GSAM (December 1994-May 1999); and Limited Partner, Goldman Sachs (December 1994-May 1999). Trustee—Goldman Sachs Mutual Fund Complex.	96	None

*	These persons are considered to be “Interested Trustees” because they hold positions with Goldman Sachs and own securities issued by The Goldman Sachs Group, Inc. Each Interested Trustee holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
[1]	Each Trustee may be contacted by writing to the Trustee, c/o Goldman Sachs, One New York Plaza, 37th Floor, New York, New York, 10004, Attn: Peter V. Bonanno.
[2]	Each Trustee holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Trustee resigns or is removed by the Board of Trustees or shareholders, in accordance with the Trust’s Declaration of Trust; (c) the conclusion of the first Board meeting held subsequent to the day the Trustee attains the age of 72 years (in accordance with the current resolutions of the Board of Trustees, which may be changed by the Trustees without shareholder vote); or (d) the termination of the Trust.
[3]	The Goldman Sachs Mutual Fund Complex consists of the Trust and Goldman Sachs Variable Insurance Trust. As of August 31, 2008, the Trust consisted of 85 portfolios, and Goldman Sachs Variable Insurance Trust consisted of 11 portfolios.
[4]	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the Act.

Additional information about the Trustees is available in the Portfolios’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States of America): 1-800-292-4726.

GOLDMAN SACHS GLOBAL TAX-AWARE EQUITY PORTFOLIOS

Trustees and Officers (Unaudited) (continued)

Officers of the Trust*

Term of
Office and
	Position(s) Held	Length of
Name, Address and Age	With the Trust	Time Served[1]	Principal Occupation(s) During Past 5 Years

James A. McNamara 32 Old Slip New York, NY 10005 Age: 46	President and Trustee	Since 2007
Managing Director, Goldman Sachs (December 1998-Present); Director of Institutional Fund Sales, GSAM (April 1998-December 2000); and Senior Vice President and Manager, Dreyfus Institutional Service Corporation (January 1993-April 1998).

President—Goldman Sachs Mutual Fund Complex (November 2007-Present); Senior Vice President—Goldman Sachs Mutual Fund Complex (May 2007-November 2007); and Vice President—Goldman Sachs Mutual Fund Complex (2001-2007).

Trustee—Goldman Sachs Mutual Fund Complex (since November 2007 and December 2002-May 2004).

John M. Perlowski 32 Old Slip New York, NY 10005 Age: 43	Treasurer and Senior Vice President	Since 1997 Since 2007	Managing Director, Goldman Sachs (November 2003-Present) and Vice President, Goldman Sachs (July 1995-November 2003). Treasurer and Senior Vice President—Goldman Sachs Mutual Fund Complex.

Peter V. Bonanno One New York Plaza New York, NY 10004 Age: 41	Secretary	Since 2003
Managing Director, Goldman Sachs (December 2006-Present); Associate General Counsel, Goldman Sachs (2002-Present); Vice President, Goldman Sachs (1999-2006); and Assistant General Counsel, Goldman Sachs (1999-2002).

Secretary—Goldman Sachs Mutual Fund Complex (2006-Present); and Assistant Secretary—Goldman Sachs Mutual Fund Complex (2003-2006).

[1]	Officers hold office at the pleasure of the Board of Trustees or until their successors are duly elected and qualified. Each officer holds comparable positions with certain other companies of which Goldman Sachs, GSAM or an affiliate thereof is the investment adviser, administrator and/or distributor.
*	Represents a partial list of officers of the Trust. Additional information about all the officers is available in the Portfolios’ Statement of Additional Information which can be obtained from Goldman Sachs free of charge by calling this toll-free number (in the United States): 1-800-292-4726.

Goldman Sachs Global Tax-Aware Equity Portfolios — Tax Information (Unaudited)

For the period ended August 31, 2008, 41.55%, of the dividends paid from net investment company taxable income by the Enhanced Dividend Global Equity Portfolio, qualify for the dividends received deduction available to corporations.

For the period ended August 31, 2008, 42.30%, of the dividends paid from net investment company taxable income by Enhanced Dividend Global Equity Portfolio qualify for the reduced tax rate under the Jobs and Growth Tax Relief and Reconciliation Act of 2003.

During the period ended August 31, 2008, the Enhanced Dividend Global Equity Portfolio designates $179, as short-term capital gain dividends pursuant to Section 871(k) of the Internal Revenue Code.

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, The Investment Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With portfolio management teams located around the world — and $773.2 billion in assets under management as of June 30, 2008 — our investment professionals bring firsthand knowledge of local markets to every investment decision, making us one of the few truly global asset managers.

GOLDMAN SACHS FUNDS

In building a globally diversified portfolio, you can select from more than 80 Goldman Sachs Funds and gain access to investment opportunities across borders, investment styles, asset classes and security capitalizations.

Money Market[1]
Fixed Income
▪■ Enhanced Income Fund
▪■ Ultra-Short Duration
Government Fund
▪■ Short Duration Government
Fund
▪■ Short Duration Tax-Free Fund
▪■ California AMT-Free
Municipal Fund
▪■ New York AMT-Free
Municipal Fund
▪■ Municipal Income Fund
▪■ Government Income Fund
▪■ Inflation Protected Securities
Fund
▪■ U.S. Mortgages Fund
▪■ Core Fixed Income Fund
▪■ Core Plus Fixed Income Fund
▪■ Investment Grade Credit Fund
▪■ Global Income Fund
▪■ High Yield Municipal Fund
▪■ High Yield Fund
▪■ Emerging Markets Debt Fund
▪■ Local Emerging Markets
Debt Fund

Domestic Equity
▪■ Balanced Fund
▪■ Growth and Income Fund
▪■ Structured Large Cap Value Fund
▪■ Large Cap Value Fund
▪■ Structured U.S. Equity Fund
▪■ Structured U.S. Equity Flex Fund
▪■ Structured Large Cap
Growth Fund
▪■ Capital Growth Fund
▪■ Strategic Growth Fund
▪■ All Cap Growth Fund
▪■ Concentrated Growth Fund
▪■ Tollkeeper FundSM
▪■ Mid Cap Value Fund
▪■ Growth Opportunities Fund
▪■ Small/Mid Cap Growth Fund
▪■ Structured Small Cap Equity Fund
▪■ Structured Small Cap Value Fund
▪■ Structured Small Cap
Growth Fund
▪■ Small Cap Value Fund

Fund of Funds[2]▪■ Asset Allocation Portfolios
▪■ Income Strategies Portfolio
▪■ Satellite Strategies Portfolio

Retirement Strategies[2]

International Equity
▪■ Structured International Equity Fund
▪■ Structured International Equity Flex Fund
▪■ Strategic International Equity Fund
▪■ Concentrated International Equity Fund
▪■ Structured International Small Cap Fund
▪■ International Small Cap Fund
▪■ Asia Equity Fund
▪■ Structured Emerging Markets Equity Fund
▪■ Emerging Markets Equity Fund
▪■ Concentrated Emerging Markets
Equity Fund
▪■ BRIC Fund (Brazil, Russia, India, China)

Specialty[2]▪■ U.S. Equity Dividend and Premium Fund
▪■ International Equity Dividend and
Premium Fund
▪■ Structured Tax-Managed Equity Fund
▪■ Structured International Tax-Managed
Equity Fund
▪■ Real Estate Securities Fund
▪■ International Real Estate Securities Fund
▪■ Commodity Strategy Fund
▪■ Absolute Return Tracker Fund
▪■ Enhanced Dividend Global Equity Portfolio
▪■ Tax-Advantaged Global Equity Portfolio

[1]	An investment in a money market fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Funds.

[2]	Individual Funds within the Fund of Funds, Retirement Strategies and Specialty categories will have various placement on the risk/return spectrum and may have greater or lesser risk than that indicated by the placement of the general Fund of Funds, Retirement Strategies or Specialty category.

The Goldman Sachs Tollkeeper FundSM is a registered service mark of Goldman, Sachs & Co.

TRUSTEES Ashok N. Bakhru, Chairman John P. Coblentz, Jr. Diana M. Daniels Patrick T. Harker James A. McNamara Jessica Palmer Alan A. Shuch Richard P. Strubel	OFFICERS James A. McNamara, President John M. Perlowski, Senior Vice President and Treasurer Peter V. Bonanno, Secretary

GOLDMAN, SACHS & CO Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our Web site at www.goldmansachsfunds.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 32 Old Slip, 32nd Floor, New York, New York 10005

The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission Web site at http://www.sec.gov.

The Portfolios file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Portfolios’ Forms N-Q will become available on the SEC’s website at http://www.sec.gov within 60 days after the Portfolios’ first and third fiscal quarters. When available, the Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. and information on the operation of the Public Reference Room may also be obtained by calling 1-800-SEC-0330. When available, Forms N-Q may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Fund of Funds Portfolios are subject to underlying portfolio expenses as well as the expenses of the portfolio, and the cost of this type of investment may be higher than a mutual fund that only invests in stocks and bonds.

Holdings and allocations shown may not be representative of current or future investments. Holdings and allocations may not include the Portfolios’ entire investment portfolio, which may change at any time. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Portfolios on the efficient frontier are optimal in both the sense that they offer maximal expected return for some given level of risk and minimal risk for some given level of expected return. The efficient frontier is the line created from the risk-reward graph, comprised of optimal portfolios. The optimal portfolios plotted along the curve have the highest expected return possible for the given amount of risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus. Please consider a Portfolio’s objectives, risks, and charges and expenses, and read the Prospectus carefully before investing. The Prospectus contains this and other information about the Portfolios.

Copyright 2008 Goldman, Sachs & Co. All rights reserved. 13806.MF.Tmpl TAGEDGEAR / 1K / 10-08

ITEM 2.	CODE OF ETHICS.

(a)	As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(c)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(d)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. John P. Coblentz, Jr. is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Table 1 — Items 4(a) - 4(d). The accountant fees below reflect the aggregate fees billed by all of the Funds of the Goldman Sachs Trust and includes the Goldman Sachs Funds to which this certified shareholder report relates.

	2008	2007	Description of Services Rendered
Audit Fees:

• PricewaterhouseCoopers LLP (“PwC”)	$1,262,776	$1,995,700	Financial Statement audits. For 2008, $ 449,867 represents audit fees borne by the Funds’ adviser.

Audit-Related Fees:

• PwC	$232,222	$249,000	Other attest services

Tax Fees:

• PwC	$439,850	$511,900	Tax compliance services provided in connection with the preparation and review of the Registrant’s tax returns

Table 2 — Items 4(b)(c) & (d). Non-Audit Services to the Goldman Sachs Trust’s service affiliates * that were pre-approved by the Audit Committee of the Goldman Sachs Trust pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

	2008	2007	Description of Services Rendered

Audit-Related Fees:

• PwC	$1,097,000	$937,000	Internal control review performed in accordance with Statement on Auditing Standards No. 70.

All Other Fees:

• PwC	$50,000	$199,500	Services provided for the review of documentation and filings in reference to share class and Fund commencements, Fund reorganizations and additional due diligence assessments. The 2008 fees represent amounts borne by the Funds’ adviser.

*	These include the advisor (excluding sub-advisors) and any entity controlling, controlled by or under common control with the advisor that provides ongoing services to the registrant (hereinafter referred to as “service affiliates”).

Item 4(e)(1) — Audit Committee Pre-Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Provided to the Funds of the Goldman Sachs Trust. The Audit and Non-Audit Services Pre-Approval Policy (the “Policy”) adopted by the Audit Committee of Goldman Sachs Trust (“GST”) sets forth the procedures and the conditions pursuant to which services performed by an independent auditor for GST may be pre-approved. Services may be pre-approved specifically by the Audit Committee as a whole or, in certain circumstances, by the Audit Committee Chairman or the person designated as the Audit Committee Financial Expert. In addition, subject to specified cost limitations, certain services may be pre-approved under the provisions of the Policy. The Policy provides that the Audit Committee will consider whether the services provided by an independent auditor are consistent with the Securities and Exchange Commission’s rules on auditor independence. The Policy provides for periodic review and pre-approval by the Audit Committee of the services that may be provided by the independent auditor.

     De Minimis Waiver. The pre-approval requirements of the Policy may be waived with respect to the provision of non-audit services that are permissible for an independent auditor to perform, provided (1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of revenues subject to pre-approval that was paid to the independent auditors during the fiscal year in which the services are provided; (2) such services were not recognized by GST at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Audit Committee and approved prior to the completion of the audit by the Audit Committee or by one or more members of the Audit Committee to whom authority to grant such approvals has been delegated by the Audit Committee, pursuant to the pre-approval provisions of the Policy.

     Pre-Approval of Non-Audit Services Provided to GST’s Investment Advisers. The Policy provides that, in addition to requiring pre-approval of audit and non-audit services provided to GST, the Audit Committee will pre-approve those non-audit services provided to GST’s investment advisers (and entities controlling, controlled by or under common control with the investment advisers that provide ongoing services to GST) where the engagement relates directly to the operations or financial reporting of GST.

Item 4(e)(2) – 0% of the audit-related fees, tax fees and other fees listed in Table 1 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X. In addition, 0% of the non-audit services to the GST’s service affiliates listed in Table 2 were approved by GST’s Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

Item 4(f) – Not applicable.

Item 4(g) Aggregate Non-Audit Fees Disclosure

The aggregate non-audit fees billed to GST by PricewaterhouseCoopers LLP for the twelve months ended August 31, 2008 and August 31, 2007 were approximately $672,072 and $760,900 respectively. The aggregate non-audit fees billed to GST’s adviser and service affiliates by PricewaterhouseCoopers LLP for non-audit services for the twelve months ended November 30, 2007 and November 25, 2006 were approximately $5.3 million and $5.9 million respectively. With regard to the aggregate non-audit fees billed to GST’s adviser and service affiliates, the 2006 and 2007 amounts include fees for non-audit services required to be pre-approved [see Table 2] and fees for non-audit services that did not require pre-approval since they did not directly relate to GST’s operations or financial reporting.

Item 4(h) — GST’s Audit Committee has considered whether the provision of non-audit services to GST’s investment adviser and service affiliates that did not require pre-approval pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the auditors’ independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Stockholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS. There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 11(a)(1) of the registrant’s Form N-CSR filed on March 8, 2004 for its Real Estate Securities Fund (Accession Number 0000950123-04-0002984).

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Principal Executive Officer
Goldman Sachs Trust

Date:	November 3, 2008

By:	/s/ John M. Perlowski

John M. Perlowski
Treasurer/Principal Financial Officer
Goldman Sachs Trust

Date:	November 3, 2008